Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES:
As a partnership, we are not subject to U.S. federal income tax and most state income taxes. However, the partnership conducts certain activities through corporate subsidiaries which are subject to federal and state income taxes. The components of the federal and state income tax expense (benefit) of our taxable subsidiaries were summarized as follows:

	Years Ended December 31,
	2013	2012	2011
Current expense (benefit):
Federal	$51	$(3)	$(1)
State	(1)	6	17
Total	50	3	16
Deferred expense:
Federal	(14)	41	—
State	57	10	1
Total	43	51	1
Total income tax expense from continuing operations	$93	$54	$17

Historically, our effective tax rate differed from the statutory rate primarily due to partnership earnings that are not subject to U.S. federal and most state income taxes at the partnership level. The completion of the Southern Union, Sunoco and Holdco transactions (see Note 3) significantly increased the activities conducted through corporate subsidiaries. A reconciliation of income tax expense (benefit) at the U.S. statutory rate to the income tax expense (benefit) attributable to continuing operations for the years ended December 31, 2013 and 2012 is as follows:

	December 31, 2013			December 31, 2012
	Corporate Subsidiaries(1)	Partnership(2)	Consolidated	Corporate Subsidiaries(1)	Partnership(2)	Consolidated
Income tax expense (benefit) at U.S. statutory rate of 35 percent	$(172)	$—	$(172)	$(4)	$—	$(4)
Increase (reduction) in income taxes resulting from:
Nondeductible goodwill	241	—	241	—	—	—
Nondeductible executive compensation	—	—	—	28	—	28
State income taxes (net of federal income tax effects)	31	10	41	9	2	11
Other	(16)	(1)	(17)	19	—	19
Income tax from continuing operations	$84	$9	$93	$52	$2	$54

(1)
Includes Holdco, Oasis Pipeline Company, Pueblo, Inland Corporation, Mid-Valley Pipeline Company and West Texas Gulf Pipeline Company. The latter three entities were acquired in the Sunoco Merger. Holdco, which was formed via the Sunoco Merger and the Holdco Transaction (see Note 3), includes Sunoco and Southern Union and their subsidiaries. ETE held a 60% interest in Holdco until April 30, 2013. Subsequent to the Holdco Acquisition (see Note 3) on April 30, 2013, ETP owns 100% of Holdco.

(2)	Includes ETE and its respective subsidiaries that are classified as pass-through entities for federal income tax purposes.
Deferred taxes result from the temporary differences between financial reporting carrying amounts and the tax basis of existing assets and liabilities. The table below summarizes the principal components of the deferred tax assets (liabilities) as follows:

	December 31,
	2013	2012
Deferred income tax assets:
Net operating losses and alternative minimum tax credit	$217	$270
Pension and other postretirement benefits	57	127
Long term debt	108	117
Other	104	290
Total deferred income tax assets	486	804
Valuation allowance	(74)	(94)
Net deferred income tax assets	412	710

Deferred income tax liabilities:
Properties, plants and equipment	(1,624)	(2,026)
Inventory	(302)	(516)
Investments in unconsolidated affiliates	(2,245)	(1,543)
Trademarks	(180)	(192)
Other	(45)	(129)
Total deferred income tax liabilities	(4,396)	(4,406)
Net deferred income tax liability	(3,984)	(3,696)
Less: current portion of deferred income tax assets (liabilities)	(119)	(130)
Accumulated deferred income taxes	$(3,865)	$(3,566)
The completion of the Southern Union Merger, Sunoco Merger and Holdco Transaction (see Note 3) significantly increased the deferred tax assets (liabilities). The table below provides a rollforward of the net deferred income tax liability as follows:

	December 31,
	2013	2012
Net deferred income tax liability, beginning of year	$(3,696)	$(214)
Southern Union acquisition	—	(1,428)
Sunoco acquisition	—	(1,989)
SUGS Contribution to Regency	(115)	—
Tax provision (including discontinued operations)	(124)	(62)
Other	(49)	(3)
Net deferred income tax liability	$(3,984)	$(3,696)

Holdco and other corporate subsidiaries have gross federal net operating loss carryforwards of $216 million, all of which will expire in 2032. Holdco has $40 million of federal alternative minimum tax credits which do not expire. Holdco and other corporate subsidiaries have state net operating loss carryforward benefits of $101 million, net of federal tax, which expire between 2013 and 2032. The valuation allowance of $74 million is applicable to the state net operating loss carryforward benefits applicable to Sunoco pre-acquisition periods.
The following table sets forth the changes in unrecognized tax benefits:

	Years Ended December 31,
	2013	2012	2011
Balance at beginning of year	$27	$2	$2
Additions attributable to acquisitions	—	28	—
Additions attributable to tax positions taken in the current year	—	—	1
Additions attributable to tax positions taken in prior years	406	—	—
Settlements	—	—	—
Lapse of statute	(4)	(3)	(1)
Balance at end of year	$429	$27	$2

As of December 31, 2013, we have $425 million ($418 million after federal income tax benefits) related to tax positions which, if recognized, would impact our effective tax rate. We believe it is reasonably possible that its unrecognized tax benefits may be reduced by $6 million ($5 million, net of federal tax) within the next twelve months due to settlement of certain positions.
Sunoco has historically included certain government incentive payments as taxable income on its federal and state income tax returns. In connection with Sunoco’s 2004 through 2011 open statute years, Sunoco has proposed to the IRS that these government incentive payments be excluded from federal taxable income. If Sunoco is fully successful with its claims, it will receive tax refunds of approximately $372 million. However, due to the uncertainty surrounding the claims, a reserve of $372 million was established for the full amount of the claims. Due to the timing of the expected settlement of the claims and the related reserve, the receivable and the reserve for this issue have been netted in the consolidated balance sheet as of December 31, 2013.
Our policy is to accrue interest expense and penalties on income tax underpayments (overpayments) as a component of income tax expense. During 2013, we recognized interest and penalties of less than $1 million. At December 31, 2013, we have interest and penalties accrued of $6 million, net of tax.
In general, ETE and its subsidiaries are no longer subject to examination by the IRS for tax years prior to 2009, except Sunoco, Regency and Pueblo which are no longer subject to examination by the IRS for tax years prior to 2007 and Southern Union which is no longer subject to examination by the IRS for tax years prior to and 2004.
Sunoco has been examined by the IRS for the 2007 and 2008 tax years, however, the statutes remain open for both of these tax years due to carryback of net operating losses. Sunoco is currently under examination for the years 2009 through 2011, but due to the aforementioned carryback, such years also impact Sunoco’s tax liability for the years 2004 through 2008. With the exception of the claims regarding government incentive payments discussed above, all issues are resolved. Southern Union is under examination for the tax years 2004 through 2009. As of December 31, 2013, the IRS has proposed only one adjustment for the years under examination. For the 2006 tax year, the IRS is challenging $545 million of the $690 million of deferred gain associated with a like kind exchange involving certain assets of its distribution operations and its gathering and processing operations. We will vigorously defend and believe Southern Union’s tax position will prevail against this challenge by the IRS. Accordingly, no unrecognized tax benefit has been recorded with respect to this tax position. Regency is also under examination by the IRS for the 2007 and 2008 tax years. The IRS has proposed adjustments in both of these examinations which are under review at the Appeals level. We believe Regency will prevail against this challenge by the IRS. Accordingly, no unrecognized tax benefit has been recorded with respect to these tax positions. The proposed adjustments with respect to Regency would not have a material impact upon our financial statements.
ETE and its subsidiaries also have various state and local income tax returns in the process of examination or administrative appeal in various jurisdictions. We believe the appropriate accruals or unrecognized tax benefits have been recorded for any potential assessment with respect to these examinations.